                                                                 Exhibit 10.23



                               THIRD AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is made as of the 14th day of March, 1997 (the "Third Amendment") to that certain Amended and Restated Credit Agreement dated as of March 16, 1995, as previously amended by the First Amendment to Amended and Restated Credit Agreement dated as of October 13, 1995 and the Second Amendment to Amended and Restated Credit Agreement (the Amended and Restated Credit Agreement as previously amended, together with all exhibits and schedules thereto, the "Original Agreement") (the Original Agreement as amended by the Third Amendment, together with all extensions, substitutions, replacements, restatements and other amendments or modifications thereof or thereto, the "Credit Agreement") by and among EDUCATION MANAGEMENT CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Borrower"), the FINANCIAL INSTITUTIONS listed on the signature pages to this Third Amendment (individually a "Bank" and collectively the "Banks"), PNC BANK, NATIONAL ASSOCIATION as the issuer of letters of credit under the Credit Agreement (in such capacity the "Issuing Bank") and PNC BANK, NATIONAL ASSOCIATION, a national banking association as the agent for the Banks (in such capacity the "Agent").

                                  WITNESSETH:

                  WHEREAS, the Borrower and the Banks, the Issuing Bank and the Agent desire to amend the Original Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the terms and conditions contained herein, and other good and valuable consideration, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                        AMENDMENTS TO ORIGINAL AGREEMENT

                  FIRST: Section 1.1 of the Original Agreement is hereby amended in the following particulars:

                  1.       A definition of "Moody's" is added which shall read:

                           "Moody's" means Moody's Investors Services, Inc. or
any successor thereto.

                  2.       A definition of "S&P" is added which shall read:

                           "S&P" means Standard & Poor's Rating Group, a
division of McGraw-Hill, Inc. and any successor thereto.

                  3. A definition of "Third Amendment" is added which shall read:

                           "Third Amendment" means the Third Amendment to
Amended and Restated Credit Agreement dated as of March 14, 1997.

         SECOND: Section 5.15 of the Original Agreement as added by the First Amendment and captioned "Interest Rate Protection", is hereby deleted in its entirety.

         THIRD: Section 5.15 of the Original Agreement as added by the Second Amendment and captioned "Performance under the Preferred Stock Redemption Plan", is hereby confirmed as Section 5.15 of the Agreement.

         FOURTH: Section 6.11b of the Original Agreement is amended and restated in its entirety to read as follows:

         6.11b Investments. The Borrower will not, nor will it permit any Subsidiary to make any capital contribution to purchase any stock, bonds, notes, debentures or other securities of, or make any other investment in any other Person, except:

                           a)       existing Subsidiaries;

                           b)       acquisitions permitted by Section 6.18
hereof;

                           c)       direct obligations of the United States of
America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve months or less from the date of acquisition;

                           d)       commercial paper maturing in 180 days or
less rated not lower than A-1 by S&P or P-1 by Moody's on the date of acquisition;

                           e)       demand deposits, time deposits or
certificates of deposit maturing within one year in commercial banks whose obligations are rated A-1, A or the equivalent or better by S&P or Moody's on the date of acquisition;

                           f)       publicly traded debt securities, privately
placed debt securities as to which there is an existence a remarketing arrangement creating liquidity for such privately placed debt securities or preferred stocks, in each case rated at least A or the equivalent or better by S&P or Moody's; and

                           g)       money market funds rated AA or AAm-G or
higher (or an equivalent rating) by S&P or Moody's whose net asset value remains a constant $1.00 per share.

                                   ARTICLE II

                              CONDITIONS PRECEDENT

                  This Third Amendment shall become operative as of the date hereof when each of the following conditions precedent are satisfied in the judgment of the Agent or have been waived in writing by the Agent:

                  (a) Third Amendment. Receipt by the Agent on behalf of the Banks and the Issuing Bank of duly executed counterparts of this Third Amendment from the Borrower and the Banks and the Issuing Bank.

                  (b) Closing Certificate. Receipt by the Agent on behalf of the Banks of a certificate signed by an Authorized Officer of the Borrower dated as of even date herewith certifying that the representations and warranties set forth in the Original Agreement are true and correct in all material respects on and as of the date of this Third Amendment as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case, such representations and warranties shall have been true and correct on and as of such earlier date).

                  (c) Corporate Documents of the Borrower. Receipt by the Agent on behalf of the Banks of an incumbency certificate of the Borrower dated as of the date hereof.

                  (d) Proceedings Satisfactory. Receipt by the Agent on behalf of the Banks of evidence that all proceedings taken in connection with this Third Amendment and the consummation of the transactions contemplated hereby and all documents and papers relating hereto have been completed or duly executed, and receipt by the Agent on behalf of the Banks of such documents and papers, all in form and substance reasonably satisfactory to the Agent and Agent's special counsel, as the Agent or its special counsel may reasonably request in connection therewith.

                                  ARTICLE III

                                 MISCELLANEOUS

                  FIRST: Except as expressly amended by this Third Amendment, the Original Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed.

                  SECOND: Except for proper nouns and as otherwise defined or amended herein, capitalized terms used herein which are not defined herein, but which are defined in the Original Agreement, shall have the meaning given them in the Original Agreement.

                  THIRD: This Third Amendment has been duly authorized, executed and delivered by the Borrower.

                  FOURTH: This Third Amendment shall be binding upon and inure to the benefit of the Borrower, the Banks, the Issuing Bank, the Agent and their respective successors and assigns.

                  FIFTH: Nothing in this Third Amendment shall be deemed or construed to be a waiver, release or limitation upon the Agent's or any Bank's exercise of any of their respective rights and remedies under the Original Agreement or the other Loan Documents, whether arising as a consequence of any Events of Default which may now exist, hereafter arise or otherwise, and all such rights and remedies are hereby expressly reserved.

                  SIXTH: This Third Amendment may be executed in as many different counterparts as shall be convenient and by the different parties hereto on separate counterparts, each of which when executed by the Borrower, a Bank, the Issuing Bank and the Agent shall be regarded as an original. All such counterparts shall constitute but one and the same instrument.

                  SEVENTH: This Third Amendment shall be a contract made under and governed by the laws of the Commonwealth of Pennsylvania without regard to the principles thereof regarding conflict of laws.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Executed as of the day and year first above written.


                                        EDUCATION MANAGEMENT CORPORATION


                                        By /s/ ROBERT T. McDOWELL
                                          ------------------------------------

                                        Name   Robert T. McDowell
                                            ----------------------------------

                                        Title  Senior Vice President and
                                             ---------------------------------
                                               Chief Financial Officer
                                             ---------------------------------


                                        PNC BANK, NATIONAL ASSOCIATION, in its
                                        capacity as the Agent, a Bank and the
                                        Issuing Bank


                                        By /s/ JONATHAN RITZ
                                          ------------------------------------

                                        Name   Jonathan Ritz
                                            ----------------------------------

                                        Title  Vice President
                                             ---------------------------------

                                        KEYBANK NATIONAL ASSOCIATION


                                        By /s/ LAWRENCE A. MACK
                                          ------------------------------------

                                        Name   Lawrence A. Mack
                                            ----------------------------------

                                        Title  Vice President
                                             ---------------------------------


                                        NATIONAL CITY BANK OF PENNSYLVANIA


                                        By /s/ VINCENT J. DELIE, JR.
                                          ------------------------------------

                                        Name   Vincent J. Delie, Jr.
                                            ----------------------------------

                                        Title  Vice President
                                             ---------------------------------